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    Supplement Dated February 16, 1998 to Prospectus Dated January 1, 1998

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

The following information relating to broker/dealer services conducted on the premises of financial institutions where retail deposits are taken shall be added to the disclosure at the bottom at the first page of the Ensemble II prospectus:

    "ENSEMBLE II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE CONTRACTS INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED."